UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A INFORMATION

___________________

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ISPIRE TECHNOLOGY INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 13, 2025

Dear Ispire Technology Inc. Shareholders:

On behalf of the Board of Directors and management of Ispire Technology Inc. (“we”, “us” and “our”), a Delaware corporation, you are invited to virtually attend our 2025 Annual Meeting of Stockholders including any adjournment or postponement thereof (the “Annual Meeting”) to be held on June 24, 2025 at 8:00 A.M. Pacific Time.

Details of the business to be conducted at the Annual Meeting are described in this proxy statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended June 30, 2024 (filed with the Securities Exchange Commission on September 27, 2024) (the “Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, please read the accompanying proxy statement and then submit your proxy to vote by Internet, telephone or mail as promptly as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder virtually attending the Annual Meeting may vote at the Annual Meeting, even if he or she has previously voted. Please refer to your proxy card for voting instructions. Submitting your proxy promptly may save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has approved the proposals set forth in the proxy statement and recommends that you vote in favor of each such proposal.

Sincerely,
/s/ Michael Wang
Michael Wang
Co-Chief Executive Officer

Ispire Technology Inc.
19700 Magellan Drive, Los Angeles, CA 90502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, June 24, 2025

The 2025 Annual Meeting of Stockholders (the “Meeting”) of Ispire Technology Inc. (the “Company”) will be held on a virtual basis on Tuesday, June 24, 2025 at 8:00 A.M. PST, for the following purposes:

1.      Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (“Proposal 1” or the “Director Election Proposal”);

2.      To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2025 (“Proposal 2” or the “Auditor Ratification Proposal”); and

3.      To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/ISPR2025. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 24, 2025, AT 8:00 A.M. PACIFIC TIME.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), this Notice of Annual Stockholder Meeting, our Proxy Statement, a form of the proxy card and our Annual Reports on Form 10-K for the years ended June 30, 2024 and June 30 2023 (the “Annual Reports”) are available online. At www.virtualshareholdermeeting.com/ISPR2025

On or about May 15, 2025, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about May 15, 2025, we intend to begin mailing printed copies of the proxy materials to any stockholders that have previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote via the Internet, by telephone or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you vote before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the proxy statement. Your shares of the Company’s common stock will be voted in accordance with the instructions you give in your proxy. You will find more instructions on how to vote in the proxy statement and the Notice of Internet Availability.

Details regarding admission to the Meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Meeting of Stockholders and proxy statement.

We hope you will be able to attend the Meeting. Whether or not you plan to attend the Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy over the Internet or by telephone (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board, a vote “FOR” the ratification of the Company’s independent registered public accounting firm, and a vote “FOR” approval of such other business as may be properly be submitted at the meeting by the Board.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Michael Wang
Michael Wang,
Co-Chief Executive Officer
May 13, 2025

i

Ispire Technology Inc.
19700 Magellan Drive, Los Angeles, CA 90502
(310) 742-9975

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

to be held via live webcast on Tuesday, June 24, 2025, 8:00 a.m., Pacific Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at our 2025 Annual Meeting of the Stockholders (the “Meeting”), which will take place on Tuesday, June 24, 2025, 8:00 a.m. Pacific time via live webcast.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about May 15, 2025, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to Ispire Technology Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock” and such shares of held on the Record Date, the “Voting Stock”) on April 28, 2025 (the “Record Date”) may attend and vote at the Meeting. Each share of Common Stock is entitled to one vote. There were 57,136,455 shares of Common Stock outstanding on the Record Date. All shares of Voting Stock vote together as a single class. Shares of the Voting Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors”.

What is the proxy card?

The proxy card enables you to appoint Michael Wang, our Co-Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Wang to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the following proposals:

1.      Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.      To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2025;

3.      To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board, a vote “FOR” the ratification of the Company’s independent registered public accounting firm, and a vote “FOR” approval of such other business as may be properly be submitted at the meeting by the Board.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of the printed Proxy Statement and 2024 Annual Report on Form 10-K?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver the Notice of Annual Stockholder Meeting, our proxy statement, a form of the proxy card and our Annual Reports on Form 10-K for the years ended June 30, 2024 and June 30, 2023 (the “Annual Reports”) (collectively, the “Proxy Materials”) over the internet, as the primary means of furnishing Proxy Materials. We believe Notice and Access provides stockholders with a convenient method to access the Proxy Materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 15, 2025, we intend to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our Proxy Materials on the internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a notice of Internet Availability this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice of Internet Availability.

Copies of the Notice of Annual Stockholder Meeting, proxy statement and our Annual Reprot on Form 10-K for the year ended June 30, 2024, as well as other materials filed by the Company with the SEC, are available without charge to stockholders on the Company’s corporate website at www.ispiretechnology.com or upon the written request to the Company at Ispire Technology Inc., 19700 Magellan Drive, Los Angeles, CA 90502.

How do I request a printed copy of the proxy materials?

Because we have chosen to use Notice and Access, you will not receive a paper copy of the proxy materials unless you request one. To request a free paper of email copy of the proxy materials, please follow the instructions provided on the Notice of Internet Availability, which include (1) visiting www.proxyvote.com, (2) calling 1-800-579-1639, or (3) sending an email to sendmaterial@proxyvote.com prior to June 10, 2025, to ensure that the proxy materials may be delivered to you ahead of the Annual Meeting.

How can I access the Company’s Proxy Materials online?

The Proxy Materials are available at www.proxyvote.com.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Vstock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Meeting as described below. Whether or not you plan to attend the Meeting, please vote prior to the Meeting as described below to ensure that your vote is counted.

How do I vote?

If you are a stockholder of record, you can vote in the following ways:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote at the Meeting by following the instructions when you log-in for the Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Meeting.

(4)    By mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filing out the proxy card and sending it back in the envelope provided.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•        sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Meeting or voting online or by telephone again at a later date; or

•        participating in the Meeting live via the internet and voting again.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card or vote online, your shares will not be voted unless you vote at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on the ratification of the Company’s independent public accountant since such matter is a routine matter, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors, it is important that you cast your vote.

What is the deadline for voting via the internet or telephone?

Internet and telephone voting for stockholders of record is available through 11:59 p.m. Eastern Time on Monday June 23, 2025 (the day before the Annual Meeting).

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to Proposal 1 (the election of directors), you may vote “for” the director nominee or “withhold” authority to vote for the director nominee. With respect to Proposal 2 (ratification of the Company’s independent public accountant), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Company’s independent public accountant is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect a director?

Our bylaws provides that the election of directors shall be decided by a majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at the Meeting held to elect directors and entitled to vote on such election of directors. For purposes of clarity, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon is required to ratify Marcum Asia CPAs LLP as our independent registered public accounting firm for the year ending June 30, 2025. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for each of the director nominees and a “for” vote for the ratification of Marcum Asia CPAs LLP as our independent registered public accounting firm for the year ending June 30, 2025. If a proposal comes up for a vote at the Meeting that is not on the proxy card, the proxy will vote according to his best judgment.

Do I have dissenters’ or appraisal rights?

No stockholders are entitled to appraisal rights in connection with the proposals at the Meeting under Delaware Law.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Co-Chief Executive Officer, Mr. Michael Wang, at (310) 742-9975 or by sending a letter to Mr. Wang at the offices of the Company at 19700 Magellan Drive Los Angeles, CA 90502, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Ispire Technology Inc.
19700 Magellan Drive, Los Angeles, CA 90502
(310) 742-9975

PROXY STATEMENT

INTRODUCTION

2025 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company. The Meeting is to be held via live webcast on June 24, 2025, at 8:00 am., Pacific Time, and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on April 28, 2025 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about May 15, 2025.

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.      Election of five director nominees named in this proxy statement, each for a term of one year expiring at our 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.      To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2025; and

3.      To transact, in the discretion of the Company’s Board of Directors, such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 19700 Magellan Drive, Los Angeles, CA 90502. The Company’s telephone number at such address is (310) 742-9975.

Information Concerning Solicitation and Voting

As of the Record Date, there were 57,136,455 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Voting Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the Voting Shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained.

For purposes of Proposal 1, the director nominee receiving the highest number of affirmative votes cast at the Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

For purposes of Proposal 2, the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon is required to ratify Marcum Asia CPAs LLP as our independent registered public accounting firm for the year ending June 30, 2025. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, the Notice of Internet Availability, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward the Notice of Internet Availability to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES AND A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR CANDIDATE NOMINATED BY THE BOARD AND A VOTE “FOR” THE APPROVAL OF PROPOSAL 2 TO BE SUBMITTED AT THE MEETING BY THE BOARD.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board shall consist of not less than one nor more than nine members, and that any newly created directorship that results from an increase in the number of directors or any vacancy on the Board will be filled solely by the affirmative vote of a majority of the directors then in office. A director elected by the Board in the case of a newly created directorship will hold office for his or her full term until his or her successor is elected and qualified. A director elected by the Board in the case of a vacancy will hold office for the remaining term of his or her predecessor until his or her successor is elected and qualified.

Our Board currently consists of five directors. Each of the director nominees identified below has confirmed that he or she is able and willing to serve as a director if elected. If any of the director nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Tuanfang Liu, Jiangyan Zhu, Christopher Robert Burch, Brent Cox, and John Fargis for election at the Annual Meeting, each to serve for a one-year term until the conclusion of the 2026 annual meeting of stockholders or until their successor is duly elected and qualified.

Please see “Directors” below for more information, including the background and business experience of each director nominee taken into consideration by the Nominating and Corporate Governance Committee.

Required Vote and Recommendation

The election of directors requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The five director nominees receiving a majority of affirmative votes cast will be elected. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the below director nominees. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
MESSRS. LIU, BURCH, COX, AND FARGIS, AND MS. ZHU UNDER PROPOSAL ONE.

Directors and Executive Officers

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date, and their positions held.

Name	Age	Position/Title
Tuanfang Liu(3)	51	Co-Chief Executive Officer and Chairman
Michael Wang	61	Co-Chief Executive Officer and President of Aspire North America
James Patrick McCormick	58	Chief Financial Officer
Steven Przybyla	39	Chief Legal Officer and Secretary
Jiangyan Zhu	48	Director
Christopher Robert Burch(1),(2),(3)	56	Independent Director
Brent Cox(1),(2)	41	Independent Director
John Fargis(1),(2),(3)	58	Independent Director

____________

(1)      Member of the Audit Committee

(2)      Member of the Compensation Committee

(3)      Member Nominating and Corporate Governance Committee.

Tuanfang Liu has been serving as our chairman of the board of directors and chief executive officer since our organization and co-chief executive officer since August 7, 2023. Mr. Liu has also served as chairman of the board and chief executive officer of Aspire Global, a position he has held since its organization. Mr. Liu also serves as chairman of Shenzhen Yi Jia since he founded the company in June 2010. He is responsible for our daily operations and research and development of the e-cigarette and cannabis vaporizer technology products. Mr. Liu has served as the vice-chairman of the European Union E-cigarette Association since 2019, vice-chairman and founding member of the Canada E-cigarettes Association since 2019, vice chairman of the China Electronics Chamber of Commerce since 2017, and executive vice-chairman and founder of the Shenzhen E-Vapor Industry Association since October 2017. He received “Shenzhen High-level Professionals” award in 2019. Mr. Liu holds doctorate degrees in business management from Victoria University School of Management in Switzerland and EuroPort Business School in the Netherlands, respectively. He has more than 14 years of experience in research and development of the e-cigarette products and quality control management. Mr. Liu is the spouse of Jiangyan Zhu. We believe Mr. Zhu’s extensive leadership experience in our industry qualifies him to serve as a member of the Board.

Michael Wang has been serving as co-chief executive officer since August 7, 2023, having served as our chief financial officer from our organization until August 7, 2023, and he has served as president of Aspire North America since its organization in 2020. Mr. Wang served chief financial officer of Aspire Global from August 2020 until his resignation in September 2022. Mr. Wang is an experienced chief executive officer, chief operating officer and president of various companies with leadership skills in profit and loss management, finance, human resources, products, technology, sales and operations. Mr. Wang has approximately 12 years of internet technology and e-commerce experience. From September 2018 through August 2020, he was the president, chief operating officer and co-chief executive officer of The Pharm/Sunday Goods (located in California and Arizona), a vertically integrated leader in the cannabis cultivation, processing, manufacturing, distribution, wholesale, and retail industry. Mr. Wang managed and transformed the cultivation, manufacturing and wholesale divisions. Mr. Wang was with Onestop Commerce, a leading e-commerce technology and service company, as president and chief operating officer from February 2013 to July 2015 and as chief executive officer from July 2015 to June 2018. Onestop Commerce managed omni-channel-commerce for major lifestyle brands and retailers. From May 2005 through June 2010, he was the chief operating and fulfillment officer and an investor in Zazzle, a leader in online customization and personalization service. He started his career in 1992 at Honeywell and also worked at Technicolor, ESS Technology and Vitec Group. Mr. Wang received bachelor of science and master of science degrees in aerospace engineering in 1983 and 1985 respectively, from the Beijing University of Aeronautics & Astronautics also known as Beihang University. In 1987, he received a master of science degree in systems engineering from Oakland University in Rochester, Michigan. In 1992, Mr. Wang received an MBA in Finance and General Management from the University of Chicago’s Booth School of Business.

James McCormick has been our chief financial officer since May 17, 2024. Mr. McCormick started his career in public accounting with KPMG Peat Marwick in 1989, transitioning to consumer goods with Mid-America Pepsi-Cola and later joining British American Tobacco’s (BAT) associate company Brown & Williamson Tobacco in 1992. For more than a dozen years at BAT, he held various international general management and CFO positions across Europe,

South America, Southeast Asia, Sub-Saharan Africa, and Northern Africa. In 2009, he returned to the US, holding CFO roles in Federal Flange Inc. and Sodexo’s Corporate Service division. He later joined ECIG, a publicly traded vaping products company, before serving as COO and CFO of KushCo Holdings Inc. from August 2017 to January 2019, and as president of Ignite International Inc. until December 2019. Most recently, he has provided consultancy services to several companies, including UMBRLA, Inc., Redbird Bioscience, Cars & Credit Master, Abstrax Tech Inc., and Thought Leaders, Inc., focusing on the heated tobacco sector. Jim holds a B.S. in Finance and Accounting from Eastern Illinois University in 1988 and an MBA from Southern Illinois University Edwardsville in 1992.

Steven Przybyla has been the chief legal officer since September 1, 2023 and secretary since January 1, 2024. Steven brings to Ispire 10 years of experience in the regulated cannabis industry, and nearly half a decade of experience in nicotine/tobacco product regulation. Steven was previously General Counsel and Corporate Secretary of 22nd Century Group, Inc. (NASDAQ:XXII) and helped to secure the only Modified Risk Tobacco Product approval for a combustible cigarette ever authorized by FDA. He has previously helped build, scale and take-public companies such as Jushi, Inc. (CSE: JUSH) where he was among the initial employees and helped oversee Jushi’s growth to 1,500 employees while serving as President of Jushi’s medical division. Steven has also held roles as General Counsel of the Dent Neurologic Institute and the Seneca Development Corporation where he oversaw a variety of both cannabis and corporate legal initiatives. Steven started his career as a corporate and regulatory attorney at Phillips Lytle LLP. Steven received his undergraduate degree in Economics from Washington & Lee University and his Juris Doctor from Columbia Law School.

Jiangyan Zhu has been serving as our director since inception. Ms. Zhu is one of the founders of Aspire Global and is a director of Aspire Global, and, since 2013, she has served as vice president of finance of Shenzhen Yi Jia, where she is responsible for financial management, assisting in human resources management and establishing and improving the automated office system. Ms. Zhu holds a bachelor’s degree in business management from Jiangxi University of Technology. She also holds a Business Management certificate from the College of Continuing Education Graduate School of Shenzhen Tsinghua University. Ms. Zhu is the spouse of Mr. Tuanfang Liu. We believe Ms. Zhu’s experience in leadership positions within our industry qualifies her to serve as a member of our Board.

Christopher Robert Burch has been serving as a director since July 2023. He has worked in the finance and venture capital industries for more than 15 years. Currently, Mr. Burch is consulting for Bioglobal Inc., a biopesticides company. From September 2020 to May 2022, Mr. Burch served as Chief Financial Officer at Braun Bio-Technology (Shan Dong) Co. Ltd. in China where he was responsible for fundraising and corporate strategies. Prior to that, from January 2020 to September 2020, Mr. Burch served as Chief Financial Officer at Waton Corporation Limited where he was responsible for fundraising, financial planning, cash flow management, investor relations, banking relations, securities licensing, and strategy direction. From July 2019 to November 2019, Mr. Burch worked at Zhejiang Panshi Information Technology Co. Ltd. as a Vice President responsible for corporate strategic investment. From March 2017 to July 2019, Mr. Burch served as a Managing Director at Feiyang Group Co. Ltd. in Hong Kong and China where he was responsible for fundraising and providing advisory services to the sector. Prior to joining the Company, from October 2008 to October 2014 Mr. Burch served on the board of directors of KeenHigh Technologies Limited, listed on Taiwan’s Emerging Stock Market (TW:3651). In 2006, Mr. Burch received a Master of Business Administration with a focus on technology management from Tsinghua University. In 1993, Mr. Burch received a bachelor’s degree in business administration with concentration in decision sciences from Georgia State University. In 1991, Mr. Burch received a bachelor’s degree in business administration with concentration in finance from University of Georgia. We believe that Mr. Burch is well qualified to serve as a member of our board of directors because of his experience in finance, operations of public companies and corporate fundraising and strategy.

Brent Cox has been serving as a director since April 2023. Mr. Cox is currently a member of the Board of Directors of CleanCore Solutions, Inc. (NYSE: ZONE) and has served in such capacity since April of 2024. He also serves as the co-founder and managing partner of The Inception Companies, a private investment firm, a position he has held since 2016. From September 2008 to April 2016, he served as a principal investor of the Yucaipa Companies, a Los Angeles, California based private equity firm where he was responsible for sourcing, analyzing and executing investment opportunities, structuring financing for investments and monitoring the performance and strategic initiatives of its portfolio companies. From 2006 to 2008, Mr. Cox served as an investment banking analyst in the Leveraged Finance Group of Jefferies & Co. a multinational independent investment bank and financial services company. Mr. Cox received a bachelor of science degree from the University of Southern California. Mr. Cox previously served on the boards of Medmen Enterprises Inc. (OTC: MMNFF), The Pharm, LLC, Pacific Dutch Group, LLC, and has also served as a board observer for Soho House & Co Inc. (NYSE: SHCO), Americold Realty Trust (NYSE: COLD), Versacold

International Corp, Stephen Webster Limited, Garrard & Co. Limited, and Eimskipafélag Íslands hf. (IC: EIM). We believe Mr. Cox is well-qualified to serve as a member of our board of directors due to his experience in investment banking and prior corporate governance experience having served on corporate boards of directors.

John Fargis has been serving as a director since April 2023. He is the co-founder and principal of BYG Advantage since June 2014, a Beijing-based platform that outsources business development, sales acceleration bridging best in class technology into the Asia Pacific region. Clients include Hashicorp, Trustonic, Tomorrow.io, and EF. Its services include market analysis, market entry, market acceleration, government relations and special vehicle creation across the region. Mr. Fargis founded and runs Dustybrine LLC, a market entry consulting firm in New York State. Mr. Fargis has been serving as the professor of management, strategy, and emerging markets at Hult International Business School since February 2014, where he teaches courses including strategy, management, emerging markets, leadership, operations and big data. Mr. Fargis has been also serving as the Adjunct Professor of Strategy and China History since January 2014 in Shanghai, China. Mr. Fargis has been serving as the principal Asia-Pacific of Hortonworks since 2014. From March 2010 to December 2013, Mr. Fargis served as the executive vice president and general manager at Kaseya where he incorporated, staffed and ran offices for Kaseya in Beijing, Seoul, Tokyo and Hong Kong. The company was purchased by Insight Venture Partners in June 2013. From 2007 to April 2010, Mr. Fargis served as the vice president sales and general manager of Asia of On2 Technologies which was purchased by Google in February 2010. From August 2005 to October 2007, Mr. Fargis served as the general manager Asia Pacific of Global IP Solutions (GIPS), where he oversaw sales and business development strategy for Global IP Sound (GIPS) in Asia. GIPS provides premiere quality speech processing technology for Voice Over IP (VOIP) networks, and its software enables numerous clients including application providers such as Skype, Google, AOL, Tencent, etc. From January 2004 to July 2005, Mr. Fargis served as the chief executive officer of SiMa Systems, where he oversaw funding and alliance strategy and general management for this digital clipboard solutions company. In 1998, Mr. Fargis received his master of arts in law and diplomacy degree in international consulting at The Fletcher School of Law and Diplomacy. In 1992, Mr. Fargis received his master’s degree in special education at Hunter College. In 1988, Mr. Fargis received his bachelor’s degree in medieval studies at Wesleyan University. We believe Mr. Fargis is well-qualified to serve as a member of our board of directors due to his experience in business strategy, emerging markets, and his contacts and relationships.

Family Relationships

Tuanfang Liu, our chairman and co-chief executive officer, and Jiangyan Zhu, one of our directors, are married. Other than this relationship, there are no other direct family relationships among any of our directors or executive officers.

Certain Legal Proceedings

None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has reviewed the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of Brent Cox, John Fargis and Christopher Robert Burch is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Because we are a controlled corporation, pursuant to Nasdaq Rule 5615(a)(7), we have included our chief executive officer, who is not an independent director, as a member and chair of the Nominating and Corporate Governance committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our common stock with the Commission. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. All of our officers, directors and 10% stockholders have filed the required ownership reports.

Board Committees

Our board of directors has established three standing committees-audit, compensation, and nominating and corporate governance-each of which operates under a charter that has been approved by our board of directors. Copies of each committee’s charter are posted on the Investors section of our website, which is located at www.ispiretechnology.com. Each committee has the composition and responsibilities described below. Our board of directors may from time to time establish other committees.

Audit Committee

Our Audit Committee consists of Brent Cox, John Fargis and Christopher Robert Burch, with Mr. Cox as chair. We have determined that each of these three directors satisfies the “independence” requirements of the Nasdaq Listing Rules and meet the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Brent Cox and Christopher Robert Burch qualify as an “audit committee financial expert.” The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee is responsible for, among other things:

•        selecting the independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

•        reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

•        reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

•        discussing the annual audited financial statements with management and the independent registered public accounting firm;

•        reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any special steps taken to monitor and control major financial risk exposures;

•        annually reviewing and reassessing the adequacy of our Audit Committee charter;

•        meeting separately and periodically with management and the independent registered public accounting firm;

•        monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance; and

•        reporting regularly to the board.

Our Audit Committee reviews all proposed related party transactions on an ongoing basis and any such transactions must be approved by the Audit Committee. The Audit Committee also approves certain pricing matters pursuant to our supply agreements with Shenzhen Yi Jia. In determining whether to approve a related party transaction, the Audit Committee considers, among other factors, the following factors to the extent relevant to the related party transaction:

•        whether the terms of the related party transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the related party transaction;

•        whether the related party transaction would impair the independence of an outside director;

•        whether the related party transaction or the approval of the related party transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or the related party, the direct or indirect nature of the director’s, executive officer’s or the related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

•        any pre-existing contractual obligations.

Compensation Committee

Our Compensation Committee consists of Christopher Robert Burch, Brent Cox and John Fargis, with Brent Cox as chair. We have determined that each of these directors satisfies the “independence” requirements of the Nasdaq Listing Rules. The Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation relating to our directors and executive officers. Tuanfang Liu, our co-chief executive officer may not be present at any committee meeting during which his compensation is deliberated upon. Additionally, our Compensation Committee has the authority to delegate any of its responsibilities, including the power to administer our incentive and equity-based compensation plans, to one or more subcommittees as the Compensation Committee may from time to time dem appropriate.

The Compensation Committee is responsible for, among other things:

•        reviewing and approving, or recommending to the board for its approval, the compensation for our co-chief executive officers and other executive officers;

•        reviewing and recommending to the board for determination with respect to the compensation of our non-employee directors;

•        reviewing periodically and approving any incentive compensation or equity plans, programs or other similar arrangements; and

•        selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Tuanfang Liu, Brent Cox and John Fargis, with Tuanfang Liu as chair. We have determined that Mr. Cox and Mr. Fargis satisfy the “independence” requirements of the Nasdaq Listing Rules. Because we are a controlled corporation, we have included Tuanfang Liu, our co-chief executive officer, who is not an independent director, as a member and chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The Nominating and Corporate Governance Committee is responsible for, among other things:

•        recommending nominees to the board for election or re-election to the board, or for appointment to fill any vacancy on the board;

•        reviewing annually with the board the current composition of the board with regards to characteristics such as independence, knowledge, skills, experience, expertise, diversity and availability of service to us;

•        selecting and recommending to the board the names of directors to serve as members of the Audit Committee and the Compensation Committee, as well as of the Nominating and Corporate Governance Committee itself;

•        developing and reviewing the corporate governance principles adopted by the board and advising the board with respect to significant developments in the law and practice of corporate governance and our compliance with such laws and practices; and

•        evaluating the performance and effectiveness of the board as a whole.

Meetings of the Board and Committees

During the period from July 1, 2023 until June 30, 2024, our board of directors met telephonically seven times and also acted by unanimous written consent. During this period, the Audit Committee met six times, the Nominating and Corporate Governance Committee did not meet and the Compensation Committee did not meet. Although our directors are not required to attend our annual meeting of stockholders, they are encouraged to attend. All directors attended the Company’s annual meeting for the prior fiscal year.

Director Nomination Process

The Nominating and Corporate Governance Committee identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board with skills and experience that are relevant to our business and are willing to continue their service as a director are considered for re-election, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Nominees for director are selected by a majority of the members of the Board. Although we do not have a formal diversity policy, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and its committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include sound judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in our industry, FDA compliance, intellectual property, business, finance, administration or public service, the relevance of a candidate’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a director candidate would be a desirable addition to the Board and its committees.

Nominations of persons for election to the Board may be made at an annual meeting of stockholders only (a) pursuant to our notice of meeting, (b) by or at the direction of the Board or any committee thereof or (c) by any stockholder of the Company who was a stockholder of record of the Company at the time the notice is delivered by such stockholder to the secretary of the Company, who is entitled to vote at the meeting upon such election of directors or upon such other business, as the case may be, and who complies with the notice procedures set forth in our bylaws. For any nominations to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice, which must be delivered to the secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment, postponement or recess of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.

To be in proper form, such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business and residence address, and principal occupation or employment of the nominee, (ii) and all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, (iii) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such nominee has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, (iv) a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by such person acknowledging that such person consents to being named in the Company’s proxy statement and associated proxy card as a nominee of the stockholder and to serving a full term as a director if elected and (v) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice if such nominee were the stockholder giving notice hereunder and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Company which are, directly or indirectly, owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act) or of record by such stockholder and such beneficial owner (provided, that such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Company as to which such stockholder or beneficial owner, if any, has a right to acquire beneficial ownership at any time in the future), (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing (including their names), including the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting upon such business or nomination, as the case may be, and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The Company may require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. If requested by the Company, the information required on such nominee shall be supplemented by such stockholder and any such beneficial owner not later than 10 days after the record date for the meeting to disclose such information as of the record date. In addition, a stockholder seeking to nominate a director candidate shall promptly provide any other information reasonably requested by the Company.

Provided that stockholders provide the information above required for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its charter.

Code of Conduct

Our board of directors has adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted on our website a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code.

Insider Trading Policy

Our board of directors adopted our amended and restated Insider Trading Policy on August 27, 2024, which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Employee, Officer and Director Hedging

Our Insider Trading Policy requires that all trades of our securities by our employees, officers, directors, consultants, contractors and members of their immediate families and households (collectively, “Insiders”) either (a) pre-clear their trades with our Insider Trading compliance Officer or (b) pursuant to pre-cleared and pre-established instructions, plans or programs that are established and operate in compliance with SEC Rule 10b5-1. While our Insider Trading Policy lists “short sales,” puts and calls as strongly discouraged transactions and all trades are subject to the aforementioned pre-clearance requirement, our Insider Trading Policy does not contain an explicit prohibition on hedging transactions by Insiders.

Board Leadership Structure

Our board of directors has the ability to select the chairman of the board of directors and a chief executive officer in a manner that it considers to be in the best interests of our company at the time of selection. Currently, Tuanfang Liu and Michael Wang serve as our Co-Chief Executive Officers and Mr. Liu serves as chairman of the board of directors. We currently believe that this leadership structure is in our best interests. Additionally, three of our five members of our board of directors have been deemed to be “independent” by the board of directors, which we believe provides sufficient independent oversight of our management.

Our board of directors, as a whole and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our co-chief executive officers, who report directly to our board of directors and who supervises day-to-day risk management.

Role of Board in Risk Oversight Process

Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our board of directors focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Certain Relationships and Related Party Transactions

The following are transactions from July 1, 2023 through May 13, 2025 between us, and enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, (a) us, (b) our directors, (c) individuals owning, directly or indirectly, an interest in the voting power of the Company that gives them significant influence over the Company, and close members of any such individual’s family, (d) key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling our activities of the Company, including senior management of companies and close members of such individuals’ families, and (e) enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in (c) or (d) or over which such a person is able to exercise significant influence.

The following are forth the major related parties and their relationships with us:

Name of related parties and relationship with the Company
–	Tuanfang Liu is the co-chief executive officer and chairman of the Company.
–	Jiangyan Zhu is the wife of Tuanfang Liu and a director of the Company.
–	Eigate (Hong Kong) Technology Co., Limited (“Eigate”) is a company wholly owned and controlled by our co-chief executive officer, Mr. Liu.
–	Aspire Global is a company controlled by the co-chief executive officer of the Company, Mr. Liu.
–	Shenzhen Yi Jia is 95% owned by Mr. Liu and 5% by Mr. Liu’s cousin.

Tuanfang Liu is also Aspire Global’s chief executive officer and a director of both the Company and Aspire Global, and his wife, Jiangyan Zhu, is also a director of both companies. As of March 31, 2025, Mr. Liu and Ms. Zhu beneficially own 66.5% and 5.0%, respectively, of the outstanding shares of Aspire Global. As of March 31, 2025, Mr. Liu and Ms. Zhu beneficially own 58.2% and 4.4%, respectively, of the outstanding shares of the Company.

For the years ended June 30, 2024 and 2023, the majority of our tobacco and cannabis vaping products were purchased from Shenzhen Yi Jia. As of June 30, 2024 and 2023, the accounts payable — related party was $67,046,472 and $51,698,588, respectively, which was payable to Shenzhen Yi Jia. For the years ended June 30, 2024 and 2023, the purchases from Shenzhen Yi Jia were $91,324,614 and $83,060,957, respectively.

For the three and nine months ended March 31, 2025 and 2024, the majority of the Company’s nicotine and cannabis vaping products were purchased from Shenzhen Yi Jia. As of March 31, 2025 and June 30, 2024, the accounts payable — related party was $77,121,850 and $67,046,472, respectively, which was payable to Shenzhen Yi Jia. Pricing for products purchased from Shenzhen Yi Jia is determined by the volume of products ordered and shall be the most favorable market price offered by Shenzhen Yi Jia in negotiations. There are no fixed payment terms regarding these balances and they are classified as current liabilities. The relationship between the related parties, including the payment terms, is reviewed on a quarterly basis. As long as strategic objectives are met, the Company expects the relationship will continue without significant modification. For the three months ended March 31, 2025 and 2024, the purchases from Shenzhen Yi Jia were $17,951,993 and $24,079,185, respectively. For the nine months ended March 31, 2025 and 2024, the purchases from Shenzhen Yi Jia were $79,510,476 and $73,062,398, respectively.

At June 30, 2024 and June 30, 2023, we had no balance due from related parties:

As of June 30,
	2024	2023
Shenzhen Yi Jia	$—	$—
Tuanfang Liu	—	—
Total	$—	$—

Pursuant to the Intellectual Property Transfer Agreement, Mr. Liu, Aspire Global and Shenzhen Yi Jia agreed to transfer to Aspire North America all patent and other intellectual property rights, including trademarks, Know-how and Know-how Documentation, as defined in the agreement, relating to the cannabis vaping products, and to transfer to us any new intellectual property developed or acquired by Mr. Liu, Aspire Global and Shenzhen Yi Jia which relates to cannabis vaping products. The patents and patent applications, all of which are United States patents and applications, have been transferred to Aspire North America.

Pursuant to the Intellectual Property License Agreement, Mr. Liu, Aspire Global and Shenzhen Yi Jia granted Aspire Science a perpetual royalty free sole and exclusive right and license to use and practice all of the Licensed Technology worldwide except for the PRC and Russia. The Licensed Technology includes all patents, know-how, know-how documentation and trademarks, whether now existing or hereafter developed or acquired by, or for, Mr. Liu, Aspire Global and/or Shenzhen Yi Jia that relate, directly or indirectly, to the tobacco vaping market. Pursuant to the License Agreement, neither Mr. Liu, Aspire Global nor Shenzhen Yi Jia has any right to market or sell or grant distributors the right to market or sell tobacco vaping products in the world other than in the PRC and Russia.

In January 2023, Aspire North America and Aspire Science entered into supply agreements with Shenzhen Yi Jia pursuant to which:

•        Shenzhen Yi Jia agreed to sell products to us at the most favorable market price that it sells similar products to third parties and such prices must be commercially reasonable in order to enable us to generate a gross margin based on purchase prices or a purchase price structure acceptable to our Audit Committee.

•        Shenzhen Yi Jia is to provide us with quality products and services in a timely manner, to provide to our customers the same warrant that we provide to our customer and to honor the warranty.

•        Shenzhen Yi Jia is to give us first priority to the manufacture of our products over any other manufacturing obligations it has.

•        We need to provide Shenzhen Yi Jia with periodic forecasts and place orders consistent with the forecasts.

•        Any intellectual property developed in connection with the manufacture of the cannabis products will be assigned, and the patents and patent applications have been assigned, to Aspire North America pursuant to the Intellectual Property Transfer Agreement and any intellectual property developed in connection with the manufacture of tobacco products will be licensed to Aspire Science pursuant to the Intellectual Property License Agreement.

The agreement has an initial term of ten years, and automatically renews for two-year periods unless terminated by either party on not less than six months’ notice prior to the expiration of the initial term or any two-year extension. The majority of our products are manufactured and supplied by Shenzhen Yi Jia as of the date of this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by, or paid during the years ended June 30, 2024 and 2023, to our co-chief executive officers and the two most highly paid executive officers other than the co-chief executive officer who were serving as executive officers at June 30, 2024. These three officers are referred to as our “Named Executive Officers.”

Summary Compensation Table5

Name and Principal Position	Fiscal Year Ending, June 30	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Tuanfang Liu,	2024	245,568	—	—	—	—	—	—	245,568
Co-Chief Executive Officer(1)(2)	2023	206,720	—	—	—	—	—	—	206,720

Michael Wang,	2024	350,000	—	2,760,001	5,537,903	—	—	—	8,647,904
co-Chief Executive Officer(2)	2023	393,447	—	—	—	—	—	—	393,447

Tirdad Rouhani,	2024	297,500	300,000	1,134,509	1,661,371	—	—	—	3,393,380
President(3)	2023	233,493	25,000	—	—	—	—	—	258,493

Steven Przybyla, Chief Legal Officer and Secretary	2024	216,039	40,000	—	553,790	—	—	—	809,829

Daniel Machock (Chief Financial Officer)(6)	2024	234,936	20,000	—	—	—	—	—	254,936

James Patrick McCormick (Chief Financial Officer)(7)	2024	32,500	—	—	819,029	—	—	—	851,529

____________

(1)      Mr. Liu’s compensation is paid in Hong Kong dollars, which are converted into U.S. dollars at the average exchange rates during the period, which was 7.8367 Hong Kong dollars to $1.00 for the year ended June 30, 2023 and 7.8186 Hong Kong dollars to $1.00 for the year ended June 30, 2024.

(2)      Mr. Liu and Mr. Wang are currently co-chief executive officers.

(3)      Mr. Rouhani was appointed as President on May 20, 2024. Effective February 27, 2025, Mr. Tirdad Rouhani is no longer the President of the Company

(4)      Amounts reflect the full grant-date fair value of RSUs and stock options granted during our most recently completed fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.

(5)      Grants represent a one-time grant recognition of the executive’s efforts from 2020 through our initial public offering and is not necessarily reflective of our compensation program going forward.

(6)      On May 15, 2024, Mr. Machock’s service to the Company as Chief Financial Officer ended.

(7)      Mr. McCormick was appointed as Chief Financial Officer of the Company and Aspire North America LLC on On May 17, 2024

Employment Agreements

We have employment agreements dated January 31, 2023, with Tuanfang Liu, our co-chief executive officer, and Michael Wang, our co-chief executive officer who formerly was our chief financial officer. We additionally have an employment agreement dated June 25, 2025 with Steven Przybyla, our chief legal officer and secretary.

Tuanfang Liu

The employment agreement with Mr. Liu has a term of five years and continues on year-to-year basis unless terminated by either us or Mr. Liu on notice given not later than 60 days prior to the expiration of the initial five-year term or any one-year extension. Mr. Liu receives compensation from us at the annual rate of 1,920,000 Hong Kong dollars. Any increase in his annual compensation and any bonus compensation are subject to the discretion of the Compensation Committee and Mr. Liu is also eligible for such options or other equity-based compensation, if any, as may be determined by the Compensation Committee. Mr. Liu will perform his services at such location as he may determine, and we anticipate that he will perform his services in the PRC. The agreement acknowledges that Mr. Liu is also chairman, chief executive officer and a director of Aspire Global and the chief executive officer and 95% owner of Shenzhen Yi Jia. The agreement has customary non-competition and non-solicitation provisions. Mr. Liu has agreed that we have title to all rights to any intellectual property rights which may be developed by Mr. Liu that relate to cannabis or cannabis related vaping or other products during the term of the employment agreement and he will execute such documents as may be necessary to effect our ownership of such intellectual property, including, but not limited to assignment of patents and trademarks. With respect to any intellectual property relating to tobacco vaping and other nicotine products, we shall have an exclusive license in the territory, which is worldwide except for the PRC and Russia, with respect to such intellectual property. We acknowledge the Mr. Liu is also employed as chief executive officer of Aspire Global and Shenzhen Yi Jia. Both Aspire Global and Shenzhen Yi Jia agreed to the provisions of Mr. Liu’s employment agreement relating to intellectual property developed by Mr. Liu. Although Mr. Liu does not receive any compensation from Aspire Global or Shenzhen Yi Jia, for his services as its chief executive officer of Aspire Global, as the 95% owner of Shenzhen Yi Jia, he receives dividends from Shenzhen Yi Jia.

Michael Wang

The employment agreement with Mr. Wang has a term of three years and continues on a quarter-to-quarter basis unless terminated by either us or Mr. Wang on notice given not later than 30 days prior to the expiration of the initial three-year term or any quarterly extension. Mr. Wang receives annual compensation at the rate of $600,000. Any increase in his annual compensation and any bonus compensation are subject to the discretion of the Compensation Committee and Mr. Wang is also eligible for such options or other equity-based compensation, if any, as may be determined by the Compensation Committee. The agreement has customary assignment of invention provisions. In connection with our organization, we issued to Peak Group LLC, a limited liability company owned by Mr. Wang a 2% interest in Aspire Global for services rendered which, when our common stock was issued to the holders of the Aspire Global capital stock, resulted in the issuance to Mr. Wang of 1,000,000 shares of common stock, which were valued at $473,235. The issuance of these shares is treated as compensation for services rendered by Mr. Wang to Aspire Global, the then parent of Aspire North America and Aspire Science, as its chief financial officer.

Steven Przybyla

The employment agreement with Mr. Przybyla provides that his employment with the Company is at will and may be terminated by either Mr. Przybyla or the Company at any time, for any reason, or no reason. Mr. Przybyla receives an annual base salary of $400,000, which may be increased from time to time, but not decreased, during the term of his employment. Mr. Przybyla is eligible for an annual discretionary bonus with a bonus target of 50% of his annual base salary, subject to the discretion of the Compensation Committee. Mr. Pzybyla is eligible for any fringe benefits offered by the company on the same terms and conditions as other executives, including group health benefits and a 401k retirement plan. The Company has agreed to bear the costs associated with Mr. Pzybyla’s maintenance of his professional licenses. In the event Mr. Przybyla is terminated without Cause or resigns for Good Reason, Mr. Przybyla is entitled to severance in the amount of twelve months’ then-applicable base salary and immediate accelerated vesting of 50% of any unvested Equity Grants (as that term is defined in the Plan) that Mr. Przybyla has received under the Plan, regardless of the terms of the Plan or any award agreement. The Przybyla Agreement contains customary assignment of invention and confidentiality provisions.

James Patrick McCormick

We have agreed to pay Mr. McCormick, our current chief financial officer, an initial annual base salary of $380,000 and an annual discretionary performance bonus target of 50% of base salary. In addition, we have granted Mr. McCormick an option to purchase 200,000 shares of common stock at an exercise price of $7.19 per share. The option vests over a period of four years. We do not currently have an employment agreement with Mr. McCormick.

Employee Benefit Plans

2022 Equity Incentive Plan

In 2024, our directors and stockholders amended and restated our 2022 Equity Incentive Plan (as amended and restated, the “A&R Plan”) in order to (i) provide for grants of additional types of equity awards, (ii) add an evergreen provision to the A&R Plan’s share reserve, and (iii) make other changes to conform the A&R Plan to best practices. Pursuant to the A&R Plan, we may issue the sum of (A) 9,724,741, plus (B) an increase annually on January 1 through and including January 1, 2034, equal to the lesser of (i) 5% of the shares of common stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our Board of Directors or a Committee thereof. The A&R Plan provides for the grant of stock options, stock appreciation rights, restricted stock units, restricted stock, performance awards, dividend equivalent awards, and other stock- or cash-based awards. The A&R Plan is administered by our Board of Directors or one or more subcommittees of the Board. Awards under the Plan may be granted to any director, employee or consultant of the Company. Only employees are eligible to receive incentive stock options.

Outstanding Equity Awards

On June 30, 2023, there were no outstanding equity awards under the Plan.

On August 3, 2023, the board of directors (i) authorized the issuance of a total of 4,483 shares of common stock to Brent Cox, John Fargis and Joel Paritz who were our independent directors on the date of our initial public offering as described below under Director Compensation.

On September 4, 2023, the board of directors, as the administrator of the Plan, granted options to purchase a total of 2,605,000 shares of common stock at an exercise price of $9.76 per share being the closing price on the common stock on the trading day before the date of grant (which was a legal holiday). The options become exercisable cumulatively as to 25% of the shares subject to the option on the first four anniversaries of the date of grant. On September 4, 2023, the board of directors also issued 587,235 restricted stock units which vest cumulatively as to one-third of the restricted stock units on each of the first three anniversaries of the date of grant. The following table sets forth the options and restricted stock grants issued to our executive officers and all other employees as a group.

In November 2023, the board of directors delegated Mr. Wang administrator authority under the Plan to grant up to 100,000 shares of restricted stock or stock options to any non-named executive officer employee, provided that Mr. Wang report such grants to the Compensation Committee or the Board quarterly. Several limited size grants were made to employees under this administrator delegation.

On May 16, 2024, the Board awarded Mr. McCormick 200,000 options to purchase shares of common stock at an exercise price of $7.19 per share, being the closing price on the trading day of the date of grant.

The following table summarizes information about all outstanding unvested equity awards held by our named executives as of June 30, 2024.

Outstanding Awards at June 30, 2024

		RSUs		Non-qualified stock options
Name	Grant Date	Number of Unvested Shares or Units (#)	Market Value of Shares that Have Not Vested ($)	Number of Unvested Shares or Units (#)	Market Value of Unvested Shares or Units ($)
Tuanfang Liu	—	—	—	—	—
Michael Wang	9/4/2023	282,787	$2,760,001	1,000,000	$5,537,904
Tirdad Rouhani	9/4/2023	84,837	$828,009	300,000	$1,661,371
Steven Pryzbyla	9/4/2023	—	$—	100,000	$553,790
James McCormick	5/17/2024	—	$—	200,000	$819,029
			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercsiable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
Tuanfang Liu
Michael Wang	9/4/2023	(3)		1,000,000		9.76	09/04/2033	282,787	2,262,296		—
Tirdad Rouhani	9/4/2023	(4)		300,000		9.76	09/04/2033	84,837	678,696		—
Steven Pryzbyla	9/4/2023	(5)		100,000		9.76	09/04/2033	—
James McCormick	5/17/2024	(6)		200,000		7.19	05/17/2034	—

____________

(1)      Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Common Stock on the Nasdaq Capital Market on June 28, 2024, the last trading day of our last completed fiscal year, which was $8.00.

(2)      The options shown in this column were fully vested as of the end of the most recently completed fiscal year.

(3)      The options will vest over a four-year period with twenty-five percent (25%) of the Shares subject to the stock option vesting on the one (1) year anniversary of September 4th, 2023, and then an additional an additional 1/36th of the remaining unvested Shares subject to the stock option shall vest thereafter on the first day of each calendar month, subject to the executive’s continued service. On December 28, 2024, Mr. Wang voluntarily forfeited all 1,000,000 of his unexercised options and 188,524 of his then unvested RSUs.

(4)      The options will vest over a four-year period with twenty-five percent (25%) of the Shares subject to the stock option vesting on the one (1) year anniversary of September 4th, 2023, and then an additional an additional 1/36th of the remaining unvested Shares subject to the stock option shall vest thereafter on the first day of each calendar month, subject to the executive’s continued service. Mr. Rouhani left the Company on February 27, 2025. Upon his departure Mr. Rouhani’s unvested awards were forfeited. Mr. Rouhani’s vested options will expire on May 28, 2025.

(5)      The options will vest over a four-year period with twenty-five percent (25%) of the Shares subject to the stock option vesting on the one (1) year anniversary of September 4th, 2023, and then an additional an additional 1/36th of the remaining unvested Shares subject to the stock option shall vest thereafter on the first day of each calendar month, subject to the executive’s continued service.

(6)      The options will vest over a four-year period with twenty-five percent (25%) of the Shares subject to the stock option vesting on the one (1) year anniversary of May 17, 2024 and then an additional an additional 1/36th of the remaining unvested Shares subject to the stock option shall vest thereafter on the first day of each calendar month, subject to the executive’s continued service.

(7)      Grants represent a one-time grant recognition of the executive’s efforts from 2020 through our initial public offering and is not necessarily reflective of our compensation program going forward.

In granting the options and restricted stock grants, the board agreed to accelerate the vesting of the options and the restricted stock grants to Mr. Wang, Mr. McCormick and Mr. Przybyla in the event of a change of control.

Clawback

All cash and equity awards granted under the Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopted to implement such requirements and any other compensation recovery policies as we may adopt from time to time.

Limitation of Liability and Indemnification Matters

Our certificate of incorporation limits the liability of our directors for monetary damages for breach of their fiduciary duties, except for liability that cannot be eliminated under the DGCL. Consequently, our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for any of the following:

•        any breach of their duty of loyalty to us or our stockholders;

•        acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•        unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•        any transaction from which the director derived an improper personal benefit.

Our certificate of incorporation and bylaws also provide that we will indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by law. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.

The above description of the Indemnification provisions of our bylaws and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to this annual report.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and may be unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Director Compensation

The following table shows the compensation paid to our directors who are not Named Executive Officers during the year ended June 30, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(3) ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jiangyan Zhu(1)	$92,088						$92,088
Christopher Robert Burch	48,000	36,000					84,000
Brent Cox	60,000	60,000					120,000
John Fargis	36,000	48,000					84,000
Joel Paritz(2)		15,000

____________

(1)      Ms. Zhu’s compensation is paid in Hong Kong dollars, which are converted into U.S. dollars at the average exchange rates during the period, which was 7.8186 Hong Kong dollars to $1.00 for the year ended June 30, 2024.

(2)      Mr. Paritz resigned as a director on July 1, 2023.

(3)      As of June 30, 2024:

•        Mr. Burch has received 3,631 shares of stock awards

•        Mr. Cox has received 6,141 shares of stock awards

•        Mr. Fargis has received 4,912 shares of stock awards

•        Mr. Paritz has received 1,601 shares of stock awards

•        Ms. Zhu has received 0 shares of stock awards

•        Mr. Liu has received 0 shares of stock awards

We have an agreement with Ms. Zhu pursuant to which we pay her annual compensation of 720,000 Hong Kong dollars. Ms. Zhu is also a director of Aspire Global, and she does not receive compensation from Aspire Global.

The Compensation Committee engaged the compensation consulting firm Korn Ferry in May 2024 to provide broad executive compensation benchmarks based upon surveys of public companies which were similarly sized to us. Based upon these survey results, the Committee adopted a comprehensive executive compensation structure that it believed would best align the interests of our management with those of our stockholders.

Our board of directors approved an updated non-employee compensation policy on December 2, 2024, which represents director compensation in line with the 25th percentile of its peer group from the Korn Ferry market study. Pursuant to the non-employee director compensation policy:

•        Each outside director (i.e. a director who is not also serving as an employee of ours or any of our subsidiaries) shall receive an annual cash retainer of $50,000 for his or her service on our board of directors. The retainer is prorated if such outside director is not an outside director for the entire quarter.

•        Each outside director automatically will be granted fully vested shares of the common stock equal in value to $41,250 for the calendar quarter. Outside directors serving on the Audit Committee will be granted fully vested shares of the our common stock equal in value to $2,500 for the calendar quarter. Outside directors serving on the Compensation Committee will be granted fully vested shares of our common stock equal in value to $1,875 for the calendar quarter. Outside directors serving on the Nominating and Corporate Governance Committee will be granted fully vested shares of our common stock equal in value to $1,250 for the calendar quarter. The number of shares granted shall be equal to: (A) the retainer earned by the outside director for such calendar quarter, divided by (B) the volume-weighted average price, generally known as VWAP, of our common stock on the principal trading market on which our common stock trades during each trading day of the preceding calendar quarter, rounded down to the nearest whole share. To be eligible for a quarterly share grant an outside director must be serving as an outside director on the last day of the calendar quarter. The shares shall be granted pursuant to our Amended and Restated 2022 Equity Incentive Plan or any successor plan. Such compensation policy is effective commencing with the quarter beginning October 1, 2024.

Compensation Recovery Policy

On November 27, 2023, our Board of Directors adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board of Directors or, if so designated by the Board of Directors, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

Action to Recover Erroneously Awarded Compensation

As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 27, 2024, we previously determined that it was necessary to restate our audited financial statements for the year ended June 30, 2023, as well as our unaudited financial statements as of and for the periods ended September 30, 2023, December 31, 2023, and March 31, 2024. Under our Equity Compensation Clawback Policy (the “Clawback Policy”), in the event of an accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, the amount of Incentive-Based Compensation (as defined in the Clawback Policy) subject to recovery from an executive officer is equal to the amount of Incentive-Based Compensation received by an executive officer that exceeds the amount of Incentive-Based Compensation that otherwise would have been received by the executive officer had it been determined based on the restated amounts. The revisions to our previously issued financial statements did not impact any financial metric utilized to determine Incentive-Based Compensation during the relevant periods. Further, no Incentive-Based Compensation was awarded to any of our executive officers during the relevant periods, nor did any equity Incentive-Based Compensation vest as a result of our stock price during the relevant periods. As a result, we determined that there was no Erroneously Awarded Compensation (as defined in the Clawback Policy) to be recovered under our Clawback Policy as a result of the restatements.

The individuals covered by this policy (the “Covered Executives”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us.

The policy covers our recoupment of “Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any excess incentive compensation (as determined by our Board of Directors or Compensation Committee) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company generally grants equity awards to our employees in the first fiscal quarter each year, except in the case of equity awards for (i) new hires which are granted within 30 days of an employee’s start date with the Company, and (ii) directors, which receive quarterly equity grants for their service on the Board. We do not have a written policy regarding the timing of equity awards, but we do not grant equity awards in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information based on equity award grant dates.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

The Audit Committee reviewed and discussed with management and Marcum LLP (“Marcum”), our former independent registered public accounting firm, the audited consolidated financial statements in the Ispire Technology Inc. Annual Report on Form 10-K for the year ended June 30, 2024 (filed with the SEC on September 27, 2024). The Audit Committee also discussed with Marcum those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301.

Marcum also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2024 (filed with the SEC on September 27, 2024).

RESPECTFULLY SUBMITTED,

Brent Cox, Chair

John Fargis

Christopher Robert Burch

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025

The Audit Committee of the Board appointed the firm of Marcum Asia CPAs LLP (“Marcum Asia”) to serve as our registered public accounting firm for our fiscal year ended June 30, 2025.

MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”), our registered public accounting firm for our previous fiscal year ended June 30, 2023, notified us on December 11, 2023, of its decision to resign as as independent registered public accounting firm of the Company, effective December 11, 2023. Neither the Company’s Board nor the Audit Committee of the Board took part in MSPC’s decision to resign. MSPC’s decision is due to its internal determination to transition away from providing audit services to public companies.

During the period of time from June 15, 2022, when MSPC was appointed, and the subsequent interim periods through the date of this Form 8-K: (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and MSPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MSPC’s satisfaction, would have caused MSPC to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act). MSPC audited the consolidated financial statements of the Company as of and for the years ended June 30, 2022 and 2023. The report of MSPC on such financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified.

Marcum LLP (“Marcum”), our registered public accounting firm for our previous fiscal year ended June 30, 2024, notified us on November 1, 2024 that CBIZ CPAs P.C. (“CBIZ CPAs”) had purchased substantially all of the attest business assets of Marcum and that substantially all of the partners and staff that provided attestation services with Marcum joined CBIZ CPAs. As a result, Marcum resigned as our auditors on December 16, 2024, and with the approval of our Audit Committee, CBIZ CPAs was engaged as our independent registered public accounting firm on December 17, 2024. During the year ended June 30, 2024 and during the interim period from the end of the most recently completed year through December 16, 2024, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report or (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that there were material weaknesses in the Company’s internal control over financial reporting reported by the Company on its Annual Report on Form 10-K for the year ended June 30, 2024 related to (1) the lack of controls to record assets acquired from a controlling stockholder in accordance with GAAP; (2) the lack of controls needed to enable us to evaluate significant estimates, including (i) the sufficiency of inventory reserve for slow-moving inventories and (ii) the credit loss history and use it to evaluate the sufficiency of credit loss reserve for accounts receivable under the Topic 326; (3) the lack of comprehensive accounting policies and procedures manual in accordance with U.S. GAAP and SEC reporting, including IT general controls, and a financial risk assessment to evaluate controls; and (4) the lack of a sufficient complement of personnel with appropriate technical expertise to evaluate complex accounting matters, resulting in the need to restate our unaudited financial statements as of and for the six months ended December 31, 2022 and the nine months ended March 31, 2023; the audited financial statements for the annual period ended June 30, 2023; and the unaudited financial statements for the three months ended September 30, 2023, the six months ended December 31, 2023, and the nine months ended March 31, 2024.

On February 18, 2025, our Audit Committee approved the dismissal of CBIZ CPAs and approved the appointment of Marcum Asia, with immediate effect. During the interim period from December 17, 2024, the date CBIZ CPAs was appointed, to February 18, 2025, the date of dismissal, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBIZ CPAs, would have caused CBIZ CPAs to make reference to such disagreement in its report or (b) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that there were material weaknesses in the Company’s internal control over financial reporting reported by the Company on its Quarterly Report on Form 10-Q for the period ended December 31, 2024 related to (i) the lack of controls to enable the Company to record assets acquired from a controlling stockholder in accordance with GAAP, (ii) the lack of controls to enable the Company to evaluate significant estimates, including (x) the sufficiency of inventory reserve for slow-moving inventories and (y) the credit loss history and use it to evaluate the sufficiency of credit loss reserve for accounts receivable under Accounting Standards Update 2016-13 “Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments,” (iii) the lack of comprehensive accounting policies and procedures manual in accordance with U.S. GAAP and U.S. Securities and Exchange Commission (“SEC”) reporting, including IT general controls, and a financial risk assessment to evaluate controls, and (iv) the lack of a sufficient complement of personnel with appropriate technical expertise to evaluate complex accounting matters.

During the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through February 18, 2025, the Company did not consult with Marcum Asia regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Marcum Asia on the Company’s financial statements, and Marcum Asia did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

No representatives of Marcum or CBIZ CPAs will be present at the Meeting or making any statements and we do not expect representatives of Marcum, or CBIZ CPAs to be available to respond to questions from stockholders. A representative of Marcum Asia will be present at the Meeting but will not make any statements or have availability to respond to questions.

Audit Fees

The following table sets forth (i) the fees billed by our previous independent accountants, MSPC for the fiscal years ended June 30, 2023 and 2024 and (ii) the fees billed by our previous independent accountants, Marcum for the fiscal year ended June 30, 2024.

	Year Ended June 30,
	2023	2024
Audit fees for MSPC	$643,235	$—
Audit fees for Marcum	$—	$851,600
Audit-related fees for MSPC	$—	$60,010
Audit-related fees for Marcum	$—	$—
Tax fees	$—	$—
All other fees	$—	$—

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent accountants in connection with regulatory filings. The aggregate fees of MSPC for professional services rendered for the audit of our annual financial statements, review of the financial information include in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended June 30, 2023 totaled approximately $643,235. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information include in our required filings with the SEC for the year ended June 30, 2024 totaled approximately $851,600. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The aggregate fees of MSPC for professional services rendered for Audit-Related fees was $60,010 for the year ended June 30, 2023. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended June 30, 2024.

Tax Fees

We did not pay MSPC for tax services, planning or advice for the year ended June 30, 2023. We did not pay Marcum for tax services, planning or advice for the year ended June 30, 2024.

All Other Fees

We did not pay MSPC for any other services for the year ended June 30, 2023. We did not pay Marcum for any other services for the year ended June 30, 2024.

All Other Fees.

None.

Procedures For Board of Directors Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

Our audit committee is ultimately responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between us and our independent registered public accounting firm. Our engagement of MSPC and Marcum to conduct all audit and permissible non-audit related activities incurred during fiscal years 2024 and 2023, respectively were approved by our audit committee in accordance with these procedures.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT
COMMITTEE’S APPROVAL OF THE APPOINTMENT OF MARCUM ASIA CPAS LLP AS THE
COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JUNE 30, 2025.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of May 9, 2025 by:

•        Each holder of 5% or more of our common stock;

•        Each member of our board of directors;

•        Each Named Executive Officer; and

•        All directors and executive officers as a group

For purposes of the following table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or sole or shared investment power with respect to a security, or any combination thereof, and the right to acquire such power (for example, through the exercise of warrants granted by us) within 60 days of May 9, 2025. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws. Unless otherwise noted, the mailing address of each listed beneficial owner is 19700 Magellan Dr, Los Angeles, CA 90502.

Name of Beneficial Owners(1)	Shares of Common Stock Beneficially Owned	Percentage of Class
Tuanfang Liu and Jiangyan Zhu(2)(3)(4)	35,750,000	62.57%
Pride Worldwide Investment Limited(2)(3)	33,250,000	58.19%
Michael Wang(5)	1,453,882	2.54%
Steven Przybyla(6)	80,005	*
James Patrick McCormick(7)	54,166	*
Christopher Robert Burch	14,480	*
Brent Cox	20,998	*
John Fargis	19,421	*
All directors and officers as a group (eight individuals owning stock)(2)(3)(5)	37,2,952	65.43%

____________

*        Less than 1%.

(1)      The percentage of ownership is based on 57,145,455 shares of common stock outstanding on May 9, 2025.

(2)      The business address of Pride Worldwide Investment Limited is 14 Jian’an Road, Tangwei Fuyong Town, Bao’an District, Shenzhen, Guangdong Province, China.

(3)      The shares beneficially owned by Tuanfang Liu, our co-chief executive officer, are held by Pride Worldwide Investment Limited. Mr. Liu is the sole stockholder and holds the voting and dispositive power over the common stock held by such entity. Mr. Liu disclaims beneficial interest in shares beneficially owned by his wife, Jiangyan Zhu.

(4)      The shares beneficially owned by Jiangyan Zhu, our director and spouse of Tuanfang Liu, are held by Honor Epic International Limited. Ms. Zhu is the sole stockholder and holds the voting and dispositive power over the common stock held by such entity. Ms. Zhu disclaims beneficial interest in shares beneficially owned by her husband.

(5)      The shares beneficially owned by Michael Wang include (i) 1,000,000 shares of the Company’s common stock owned held by Peak Group LLC, (ii) 142,857 shares of Common Stock purchased by the Mr. Wang in connection with the Company’s initial public offering, and (iii) 311,025 shares of common stock that resulted from the vesting of certain restricted stock units (“RSUs”). Mr. Wang has sole voting and dispositive powers over the shares of common stock owned by Peak Group LLC.

(6)      The shares beneficially owned by Steven Pryzbyla do not include 336,705 unvested RSUs, none of which vest within 60 days of May 9, 2025.

(7)      The shares beneficially owned by James Parick McCormick include (i) 50,000 options to buy shares of our common stock that vest on May 17, 2025, and (ii) 4,166 options to buy shares of our common stock that vest on June 17, 2025. The number of shares beneficially owned does not include 145,834 unvested options to buy shares of our common stock that. None of which vest within 60 days of May 9, 2025.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers and regular employees may solicit proxies personally or by telephone. We do not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Chief Executive Officer, by executing a revised proxy at a later date or by attending and voting at the virtual Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Legal Proceedings

There are no material proceedings in which any of the Company’s directors, officers or affiliates, or any associate of any such director, officer, affiliate of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Future Stockholders Proposals

The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by our Secretary by writing to Ispire Technology Inc., Attention: Secretary–19700 Magellan Drive, Los Angeles, California 90502, no later than 90 days, or March 26, 2026, nor more than 120 days, or February 24, 2026, prior to the first anniversary of the preceding year’s annual meeting. Submitted proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

Our Bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than thirty (30) days in advance of, or more than sixty (60) days after, the anniversary of the preceding year’s annual meeting, the deadline for a stockholder to provide timely notice is not earlier than the close of business of the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to the annual meeting and (ii) the close of business on the tenth day following the date on which the meeting date is publicly announced. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. Mr. Przybyla will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to the Secretary of the Company, at (310) 742-9975 or at offices of the Company at 19700 Magellan Drive, Los Angeles, CA 90502. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Additional Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

SCAN TO VIEW MATERIALS & VOTE ISPIRE TECHNOLOGY INC. 19700 MAGELLAN DRIVE LOS ANGELES, CA 90502 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ISPR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72665-P32335 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ISPIRE TECHNOLOGY INC. The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors Nominees: 1a. Tuanfang Liu 1b. Jiangyan Zhu 1c. Christopher Robert Burch 1d. Brent Cox 1e. John Fargis The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Marcum Asia LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. V72666-P32335 ISPIRE TECHNOLOGY INC. ANNUAL MEETING OF STOCKHOLDERS TUESDAY, JUNE 24, 2025 8:00 AM PDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Michael Wang and James McCormick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of ISPIRE TECHNOLOGY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM PDT, on Tuesday, June 24, 2025, at www.virtualshareholdermeeting.com/ISPR2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on the reverse side